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                                                                    EXHIBIT 99.6


        AMENDMENT NO. 1 dated as of May 13, 1999 (this "Amendment") to the REGISTRATION RIGHTS AGREEMENT (the "Original Agreement" and, as amended hereby, this "Agreement"), dated as of December 18, 1997, between ALLIANCE IMAGING, INC., a Delaware corporation (the "Company"), NEWPORT INVESTMENT LLC, a Delaware limited liability company (the "Investor") and each of the other parties signatory hereto (the "Apollo Funds").

        Pursuant to the Agreement and Plan of Merger dated as of April 14, 1999 (the "SMT Merger Agreement"), between the Company and Three Rivers Holding Corp., a Delaware corporation, the Apollo Funds received an aggregate of 1,644,440 shares of common stock of the Company (the "New Shares").

        In consideration of the premises and the mutual benefits to be derived from this Amendment and the representations, warranties, covenants, agreements and conditions hereinafter set forth, the parties hereto hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to them in the Original Agreement):

                                   ARTICLE I
                                   AMENDMENT

1.1     Shares and Registrable Shares.
        -----------------------------

        (a) The term "Shares" as defined in the first paragraph of the Original Agreement is hereby deleted and replaced with the following: "The term "Shares" means all Shares of common stock, par value $.01 per share, of the Company that are (i) owned by the Investor or any of the Apollo Funds at any time of determination, (ii) received by the Investor pursuant to the Recapitalization Merger Agreement or (iii) received by any of the Apollo Funds pursuant to the SMT Merger Agreement. Without limiting the foregoing, the term Shares shall include the 5,033,762 shares of common stock, par value $.01 per share, of the Company owned by the Investor and the Apollo Funds as of May 13, 1999." All references in the Agreement to "Shares" is hereby amended to refer to the definition thereof as amended hereby.

        (b) Notwithstanding anything to the contrary in the Original Agreement, all Shares, including, without limitation, the New Shares shall be included in the definition of Registrable Shares.

1.2     Holders.
        -------

        Notwithstanding anything to the contrary in the Original Agreement, the term "Holder" shall include each of the Apollo Funds.
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                                  ARTICLE II
                           MISCELLANEOUS PROVISIONS


2.1     Agreement.
        ---------

        Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Agreement or any of the instruments or documents referred to in the Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein.

2.2     Counterparts.
        ------------

        This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

2.3     Governing Law.
        -------------

        This Amendment shall be governed and construed in accordance with the laws of the State of Delaware.


                                 *     *     *

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                    ALLIANCE IMAGING, INC.


                                    By:   /S/ Russell D. Phillips, Jr.
                                         Name: Russell D. Phillips, Jr.
                                         Title:  Secretary and General Counsel


                                    NEWPORT INVESTMENT LLC


                                    By:  /S/ Josh Harris
                                        Name:  Josh Harris
                                        Title:


                                    APOLLO INVESTMENT FUND III, L.P.

                                    By:  Apollo Advisors II, L.P.
                                    By:  Apollo Capital Management II, Inc.


                                    By:   /S/ Josh Harris
                                         Name:  Josh Harris
                                         Title:


                                    APOLLO OVERSEAS PARTNERS III, L.P.
                                    By:  Apollo Advisors II, L.P.
                                    By:  Apollo Capital Management II, Inc.


                                    By:  /S/ Josh Harris
                                        Name:  Josh Harris
                                        Title:


                                    APOLLO (U.K.) PARTNERS III, L.P.
                                    By:  Apollo Advisors II, L.P.
                                    By:  Apollo Capital Management II, Inc.


                                    By:  /S/ Josh Harris
                                        Name:  Josh Harris
                                        Title:

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